Loans Receivable - Schedule of Loans Receivable (Details) - USD ($)		Mar. 31, 2025	Mar. 31, 2024
Schedule of Loans Receivable [Abstract]
Receivable due from customers holding US stocks or HK stocks	[1]	$ 610,296	$ 519,311
Less: allowance for expected credit loss on receivable due from customers holding US stocks or HK stocks		(261,342)	(11,240)
Total		348,954	508,071
Loans receivable	[2]	11,957,377	4,146,564
Loans receivable, net		$ 12,306,331	$ 4,654,635

[1]	The balance due from customers holding US stocks or HK stocks represented the purchase price of stock exceeding the deposits paid by customers which traded these US stocks or HK stocks through the Company’s platform. The US stocks and HK stocks were under custodian of the Company, and the customers shall fully pay the balance to the Company before they sold these stocks. For the year ended March 31, 2025 and 2024, the Company provided expected credit loss of $249,616 and $11,240 against the receivables due from these customers because the fair value of the stocks were below the receivables due from the customers.
[2]	For the year ended March 31, 2024, the Company launched loan business, which was approved by Hong Kong Licensing Court under the Money Lenders Ordinance. The Company disbursed loans to customers for a fixed period and charged interests from the customers. The principal and interest are repayable upon the maturity of the loans. For the year ended March 31, 2025 and 2024, the Company recognized interest income of $832,724 and $120,421 from the loan business. As of March 31, 2025, the loans receivables were comprised of principal of $11,277,359 and interest of $680,018, respectively. As of March 31, 2024, the loans receivables were comprised of principal of $4,026,819 and interest of $119,745, respectively.